UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 24, 2021, the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc. (the “Company”) was made aware of allegations of certain public statements by Scott G. Capdevielle, a Board member, that were inconsistent with the Company’s code of conduct and core values. On July 26, 2021, based on the Board’s review of such public statements and in alignment with the Company’s code of conduct and core values, Mr. Capdevielle was asked to resign from the Board. Subsequently, on July 26, 2021, Mr. Capdevielle resigned from the Board, effective immediately. Mr. Capdevielle’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

The information set forth in Item 5.02 above is incorporated by reference herein.

Important Additional Information and Where to Find It

Rocky Mountain Chocolate Factory, Inc. (“RMCF”) intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies from RMCF stockholders for RMCF’s 2021 Annual Meeting of Stockholders. RMCF STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ RMCF’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by RMCF with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” section of the of RMCF’s Investor Relations website at www.rmcf.com/Investor-Relations.aspx or by contacting RMCF’s Investor Relations department at (970) 375-5678, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

RMCF, its directors and certain of its executive officers are participants in the solicitation of proxies from RMCF stockholders in connection with matters to be considered at RMCF’s 2021 Annual Meeting of Stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of RMCF’s directors and executive officers, in RMCF is included in RMCF’s Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on August 13, 2020, RMCF’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021, filed with the SEC on June 1, 2021, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on June 28, 2021, and in RMCF’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of RMCF’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in RMCF will be set forth in the Proxy Statement for RMCF’s 2021 Annual Meeting of Stockholders and other relevant documents to be filed with the SEC, if and when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: July 30, 2021	By:	/s/ Bryan J. Merryman
	Name:	Bryan J. Merryman
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors